UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026 (October 15, 2026)

Remora Capital Corporation
(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01897	33-2299238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 West End Avenue, Suite 500, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (615) 380-1095

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 15, 2026, Remora Capital Corporation (the “Company”) entered into an amended and restated investment sub-advisory agreement (the “Amended Sub-Advisory Agreement”) with Crescent Capital Group LP (“Crescent”), a registered investment adviser, and Remora Capital Management, LLC (“Remora”). The terms of the Amended Sub-Advisory Agreement are identical to those of the investment sub-advisory agreement, dated as of September 5, 2025, by and between the Company, Crescent and Remora (the “Initial Sub-Advisory Agreement”), except for the addition of provisions (i) limiting Crescent’s investment advisory responsibilities thereunder to the Sub-Advised Assets (as defined in the Amended Sub-Advisory Agreement) and (ii) prohibiting Crescent from consulting with any other investment sub-adviser to the Company concerning transactions for the Company in securities or other assets except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), in each case, to account for the requirements of Rule 17a-10 under the 1940 Act.

The Amended Sub-Advisory Agreement and accompanying changes therein did not result in any changes to the management fee payable to Crescent under the Initial Sub-Advisory Agreement or the term thereof, which, pursuant to the Amended Sub-Advisory Agreement, shall continue in effect for two years from September 5, 2025, and thereafter for successive annual periods, subject to annual approval in accordance with the requirements of the 1940 Act. The Company’s board of directors, including a majority of the directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company, approved the Amended Sub-Advisory Agreement pursuant to the requirements of the 1940 Act.

The description above is only a summary of the material provisions of the Amended Sub-Advisory Agreement and is qualified in its entirety by reference to the copy of the Amended Sub-Advisory Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amended and Restated Investment Sub-Advisory Agreement, dated as of October 15, 2026, by and among Remora Capital Corporation, Remora Capital Management, LLC and Crescent Capital Group, LP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remora Capital Corporation

Date: October 16, 2026	By:	/s/ Daniel Mafrice
Name: Daniel Mafrice
Title: President and Chief Executive Officer